LAND CONTRACT

This Land Contract is a legally binding contract. You have the right to seek Legal Counsel.

THIS CONTRACT, made the _________day of ____________________, 20____, between American Realty Funds Corporation, a Tennessee Corporation, of PO Box 5686, Saginaw, MI 48603, hereinafter referred to as the "Seller" and ______________________________________

______________, a ____________, of ____________________________________________

________, hereinafter referred to as the "Purchaser",

WITNESSETH: That in consideration of the mutual covenants to be performed between the respective parties hereto as hereinafter expressed and the sum of   ________________________

___________Dollars ($ ________________ ) to be duly paid by the Purchaser to the Seller, as hereinafter specified, it is agreed between the parties hereto as follows:

1. The Seller hereby sells and agrees to convey unto Purchaser all that certain piece or parcel of land situated in the _______________, _____________, and State of Michigan, and described as follows, to-wit:

Together with all tenements, hereditaments, improvements and appurtenances, including all built-in appliances, lighting fixtures, plumbing and plumbing fixtures, heating fixtures, electrical and electrical fixtures (including ceiling fans), radio and/or television antenna with any  mechanical  devices,  shades,  awnings,  shutters, window  blinds, storm  windows  and doors, curtain and drapery rods, hard-wired or screwed on smoke and/or carbon monoxide detectors,  all  floor  coverings  (except  area  rugs),  fireplace  glass  doors  and/or  fireplace screens,  mechanical door  opener  and  controls, water  softener (unless  rented),  plantings, trees,  in-ground  or  above-ground   pools,  equipment  and  accessories;  invisible   fence, equipment and accessories; installed basketball backboards and related equipment; installed outdoor grills, fences, mailboxes, sheds, if any; all gas, oil, and mineral rights owned by Seller. Titles to any gas, oil or mineral rights are not warranted by the Seller. Subject to all recorded easements, conditions, encumbrances and limitations and to all applicable building and use restrictions, zoning laws and ordinances, if any, affecting the premises.

2. Purchaser hereby purchases said premises of the Seller and agrees to pay the Seller there for the sum of ____________________ Dollars ($ ______________ ) in manner following: ____________________________ Dollars ($ _____________ ) on delivery of this contract, the receipt whereof is hereby confessed and acknowledged by said Seller, and the remaining ________________________________ Dollars ($ ___________ ),  the sum  which is secured  by  this contract,  together with interest  on  the whole sum  that shall  be from  time  to  time unpaid  at  the  rate of  nine and ___ /10ths percent( ______ %), per annum, payable as follows:

A. Dollars ($_________) or  more on  the 1st day of _________________, 20____, and the 1st day of each and every month thereafter until __________________ upon which the remaining amortized principal balance shall be paid in full, interest to be figured monthly and deducted from the payment and balance of payment to be applied on the principal.

B. Purchaser shall have the right to pay larger installments than above provided for and to pay the whole or any part of the balance remaining unpaid on this contract at any time before the same, by the terms hereof, becomes due and payable.

C. If the monthly payments under this contract are not made within five (5) days of the date due as stated in paragraph A above, a penalty of Fifty Dollars ($50.00) shall be charged to Purchaser and added to Purchaser's payment.

3. Purchaser shall pay monthly in addition to the monthly payments hereinbefore stipulated the sum ______________________ Dollars ($ ___________ ), which is an estimate of the monthly cost of the taxes and assessments and insurance for said premises. The Seller shall pay for the Purchaser's account, the taxes and assessments and insurance premiums when due and before any penalty attaches, and submit receipts therefor to the Purchaser upon demand. The amount of the estimated monthly payment, under this paragraph, may be adjusted from time to time so that the amount received shall approximate the total sum required annually for taxes and assessments and insurance. This adjustment shall be made on demand of either of the parties and any deficiencies shall be paid by the Purchaser upon the Seller's demand.

In case of damage as a result of which said insurance proceeds are available, the Purchaser may, within thirty (30) days of said loss or damage, give to the Seller written notice of Purchaser's election to repair or rebuild the damaged parts of the premises, in which event said insurance proceeds shall be used for such purpose. The balance of said proceeds, if any, which remain after  completion  of  said  repairing  or  rebuilding,  or  all  of  said  insurance  proceeds  if the Purchaser elects  not to repair or rebuild, shall be applied first  toward the satisfaction  of any existing  defaults  under  the  terms  of  this  contract,  and  then  as  a  prepayment  upon  the principal  balance owing, and without penalty, notwithstanding  other terms of paragraph 2 to the  contrary.  No  such  prepayment  shall  defer  the time  for  payment  of  any  remaining payments required by said contract.  Any surplus of said proceeds in excess of the balance owing hereon shall be paid to the Purchaser.

4. Seller and Purchaser agree that there shall be no proration of taxes.

5. Should default be made by the Purchaser in any of the provisions hereof, the Seller may immediately  after  such  default  declare  this  contract  void  and  forfeited,  and  the  said buildings, improvements and all payments made on this contract shall be forfeited  to the Seller as rental for the use of the premises and as stipulated damages for failure to perform this contract  and the Seller  shall  be entitled  to immediate  peaceable  possession  of said premises without notice and remove the Purchaser and all persons claiming under him there from,  and the Seller  may, without notice to the Purchaser, declare all money remaining unpaid under this contract forthwith due and payable, notwithstanding that the period before limited for the payment of the said balance may not then have expired, and the Seller may thereafter enforce his rights under this contract in law or in equity, or may take summary proceedings to forfeit the interest of Purchaser or may enforce said contract in any other manner now or hereafter provided. In addition to any other remedy, Seller, on default being made, may consider Purchaser as a tenant holding over without permission and remove Purchaser  from  said  premises  according  to  the  law  in such  case  made  and  provided. Purchaser shall further be responsible for all costs, including attorney fees, incurred by the Seller in the event Seller declares default and is required to enforce the terms of this Land Contract.

6. All buildings, trees or other improvements now on said premises, or hereafter made or placed thereon, shall be a part of the security for the performance of this contract and may not be removed there from, unless Seller's written consent is obtained prior to such removal. Purchaser shall not commit, or suffer any other person to commit, any waste or damage to said premises or the appurtenances and shall keep the said premises and all improvements in as good condition as they are now. No hazardous materials (such as oil or gasoline) shall be used or stored on or under the premises except in quantities for residential use and purposes, and then only in accordance with all applicable local, state and federal regulations.

7. If the Purchaser shall, in the time and manner above specified, make all of the payments provided for, and shall observe and perform all the conditions and agreements herein made, the Seller shall thereupon, by good and sufficient warranty deed, convey the said premises to the Purchaser on the conditions herein agreed upon.

8. Possession of said premises may be taken by said Purchaser immediately after closing and retained for so long as no default is made by said Purchaser in any of the terms or conditions hereof

9. Purchaser  may sell,  transfer or assign or contract to sell,  transfer or assign all or any portion of Purchaser's interest in said  premises subject to the provisions  provided herein; provided that if all or any part of said premises, or any interest therein, is sold, transferred or assigned  by Purchaser  without Seller's  prior written consent, Seller  may, at its election, declare all sums owing on this contract to be immediately due and payable, notwithstanding anything contained herein to the contrary. Failure of Seller to elect as provided above shall not constitute a waiver of Seller's election. In the event Seller elects to accelerate, Seller shall mail to Purchaser notice of acceleration and such notice shall provide a period of not less than thirty (30) days from the date of mailing such notice within which Purchaser may pay the sums declared due. If Purchaser fails to pay such sums prior to the expiration of such period, Seller may, without further notice or demand, invoke the remedies provided by paragraph 5 hereof.

10. The Seller reserves the right to convey Seller's interest in the above described land and Seller's conveyance hereof shall not be a cause for rescission.

11. The Seller  may, during the lifetime of this contract, place a mortgage on the premises above described, which shall be a lien on the premises, superior to the rights of the Purchaser herein,  or  may  continue  and  renew  any  existing  mortgage  thereon,  provided  that  the aggregate amount due on all outstanding mortgages shall not at any time be greater than the unpaid balance of the contract, and provided that the aggregate payments of principal and interest,  whether  periodic or  final,  required in  any one  month in  such  new or  renewal mortgage shall  not exceed  those  named  in this contract;  nor shall  said  new or renewal mortgage restrict the time of payments thereon to a date later than is provided for similar payments  in  this  contract.  To secure the priority of lien granted to a new or renewal mortgage as provided for in this paragraph, written notice shall be given to the Purchaser within fifteen (15) days of the execution of all such new mortgages and renewals containing the name and address of the mortgagee, the rate of interest of such mortgage, the amount and due date of payments and maturity of principal.

12.  Purchaser agrees and acknowledges that the obligations of Purchaser as stated in  this Land Contract are cross-collateralized with Purchaser's obligations under a Promissory Note of  this  same  date  through  which  Purchaser  has  promised  to  pay  to Seller   the sum  of _____________________ Dollars ($ _________________ ). Default under the terms of this Land Contract shall constitute a default under the terms of Purchaser's Note obligations and, likewise, default under the terms of the Note obligation shall constitute default under the terms of this Land Contract.

13. Purchaser agrees and acknowledges that sale of the premises is under "AS IS" condition, with no warranties made on behalf of the Seller, either express or implied. Purchaser further acquires the property subject to all zoning or use restrictions of record.

14. If more than one joins in the execution hereof as Seller or Purchaser, or either be of the feminine sex, or a corporation, the pronouns and relative words herein used shall be read as if written in plural, feminine or neuter respectively.

15. It is expressly  understood and agreed  by the parties hereto that time shall be deemed as of the very essence of this contract  and all stipulations and agreements herein contained shall apply to and bind the heirs, executors,  administrators, successors and assigns  of the parties hereto.

16. This land contract and the conveyance to be made in fulfillment hereof are made subject to all building restrictions, easements and reservations in the chain of title, or of record, or which would show on examination of the premises.

17. Purchaser agrees to enroll and complete the United Credit Education Service and also agrees to be contacted for the duration of this land contract concerning the status of the United Credit Education Service and for refinance opportunities.

THE PURCHASER HEREBY CERTIFIES THAT PURCHASER HAS READ AND UNDERSTANDS   THE   DEFAULT   PROVISIONS   CONTAINED   IN PARAGRAPH 5 ABOVE AND SELLER’S REMEDIES IN THE EVENT OF DEFAULT WHICH ENTITLE SELLER TO FORFEITURE OR FORECLOSURE OF THIS CONTRACT WITH OR WITHOUT COURT PROCEEDINGS.

The parties hereto have hereunto set their hands and seals the day and year first above written.

SELLER SIGNATURE:

________________________________________________ (Signature)

Seller

By: _____________________________________________

Signature

___________________________, ________________

Name

Title

Acknowledged before me in ____________________________, Michigan on _____________, 20____, by _____________________________ Acting for American Realty

       Seller Name ______________________________________  Funds Corporation

________________________________________________

Notary Signature

Notary Public, _________________________

Acting in ______________________, MI

My Commission Expires: ____________________________

PURCHASER SIGNATURE:

Purchaser Signature	Purchaser Signature
Purchaser Name	Purchaser Name

Acknowledged before me in ____________________________, Michigan on _____________, 20____, by _____________________________ Acting for American Realty

      Purchaser Name(s)

________________________________________________

Notary Signature

Notary Public, _________________________

Acting in ______________________, MI

My Commission Expires: ____________________________

MEMORANDUM OF LAND CONTRACT

This Memorandum of Land Contract entered into on the _____________ day of ______, 20____, between _________________________________, a _________________________________, of __________________________________________________________, hereinafter referred to as the "Seller" and ________________________________, a ______________________, of  __________________________________________, hereinafter referred to as the "Purchaser",

WITNESSETH: The Purchaser and Seller have entered into a Land Contract of even date herewith and they desire to enter into this Memorandum of Land Contract to give record notice of the existence of said Land Contract. In consideration of the premises and other good and valuable consideration, the Seller acknowledges and agrees that the property described below was sold to the Purchaser on Land Contract of even date:

All   that   certain   piece   or   parcel   of   parcel   of   land   situated   in the ________________,

______________________ and State of Michigan, and described as follows, to-wit:

The purpose of this Memorandum of Land Contract is to give record notice of the existence of the aforesaid Land Contract.

The parties hereto have hereunto to set their hands and seals the day and year first above written.

SELLER SIGNATURE:

________________________________________________ (Signature)

Seller

By: _____________________________________________

Signature

___________________________, ________________

Name

Title

Acknowledged before me in ____________________________, Michigan on _____________, 20____, by _____________________________ Acting for American Realty

       Seller Name ______________________________________  Funds Corporation

________________________________________________

Notary Signature

Notary Public, _________________________

Acting in ______________________, MI

My Commission Expires: ____________________________

PURCHASER SIGNATURE:

Purchaser Signature	Purchaser Signature
Purchaser Name	Purchaser Name

Acknowledged before me in ____________________________, Michigan on _____________, 20____, by _____________________________ Acting for American Realty

      Purchaser Name(s)

________________________________________________

Notary Signature

Notary Public, _________________________

Acting in ______________________, MI

My Commission Expires: ____________________________